UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

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Sono Group N.V.

(Exact name of registrant as specified in its charter)

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The Netherlands (State or other jurisdiction of incorporation)	001-41066 (Commission File Number)	98-1828632 (IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany (Address of principal executive offices)	80935 (Zip Code)

+49 (0)89 4520 5818

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Sono Group N.V. (the “Company”) has pursued the uplisting to the Nasdaq Capital Market (“Nasdaq”) of the ordinary shares, par value €0.02 per share, of the Company (“Ordinary Shares”), subject to the Company’s satisfaction of the initial listing requirements.

On September 4, 2025, the Company received notice from Nasdaq that the Ordinary Shares have been approved for listing on Nasdaq. The Ordinary Shares are expected to commence trading on Nasdaq on September 5, 2025 under the ticker symbol “SSM”.

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or their negative) identify certain of these forward-looking statements. These forward-looking statements, include, but are not limited to statements regarding the expected impact of uplisting to the Nasdaq Capital Market and the intentions, beliefs, or current expectations of the Company and its subsidiary Sono Motors GmbH (together, the “companies”). Forward-looking statements involve inherent known and unknown risks, uncertainties and contingencies because they relate to events and depend on circumstances that may or may not occur in the future and could cause the companies’ actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to, risks, uncertainties and assumptions with respect to: the Company’s ability to uplist to the Nasdaq Capital Market, including meeting the initial and continuous listing requirements; the Company’s ability to satisfy the conditions precedent set forth in its recent securities purchase agreement (“Securities Purchase Agreement”) and exchange agreement (“Exchange Agreement”) entered into with YA II PN, Ltd. (“Yorkville”); the timing of closing the transactions contemplated by the Securities Purchase Agreement and the Exchange Agreement; the impact of the transactions contemplated by the Exchange Agreement and Securities Purchase Agreement on the Company’s operating results; our ability to maintain relationships with creditors, suppliers, service providers, customers, employees and other third parties in light of the performance and credit risks associated with our constrained liquidity position and capital structure; our ability to comply with OTCQB continuing standards; our ability to achieve our stated goals; our strategies, plan, objectives and goals, including, among others, the successful implementation and management of the pivot of our business to exclusively retrofitting and integrating our solar technology onto third party vehicles; our ability to raise the additional funding required beyond the investment from Yorkville to further develop and commercialize our solar technology and business as well as to continue as a going concern. For additional information concerning some of the risks, uncertainties and assumptions that could affect our forward-looking statements, please refer to our filings with the U.S. Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024, which are accessible on the SEC’s website at www.sec.gov and on our website at ir.sonomotors.com. Many of these risks and uncertainties relate to factors that are beyond our ability to control or estimate precisely, such as the actions of courts, regulatory authorities and other factors. Readers should therefore not place undue reliance on these statements, particularly not in connection with any contract or investment decision. Except as required by law, the Company assumes no obligation to update any such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

Dated: September 4, 2025	By:	/s/ George O’Leary
	Name:	George O’Leary
	Title:	Chief Executive Officer and Managing Director